UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2023

CVRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40545	41-1983744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9201 West Broadway Avenue, Suite 650

Minneapolis, MN 55445

(Address of principal executive offices) (Zip Code)

(763) 416-2840

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CVRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 21, 2023, CVRx, Inc. (the “Company”) issued a press release announcing the preliminary results of the BeAT-HF post-market randomized clinical trial. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On February 21, 2023, the Company issued a press release announcing the preliminary results of the BeAT-HF post-market randomized clinical trial. The BeAT-HF post-market phase of the multi-center, prospective, randomized, controlled trial assessed 323 patients suffering from heart failure with reduced ejection fraction. The patients were randomized to two groups, treatment with Barostim and guideline directed medical therapy versus guideline directed medical therapy alone. The primary endpoint was a composite of cardiovascular mortality and heart failure morbidity (specifically, worsening heart failure events requiring treatment in the hospital or emergency department). The trial accrued 332 primary events and had a median follow-up of 3.7 years, corresponding to 1,037 patient-years.

While the trial did not reach statistical significance on the primary endpoint, it did contain additional clinically meaningful prespecified analyses that favored Barostim, including:

•	all-cause survival, free from LVAD and heart transplant,
•	a hierarchical composite (“Win Ratio”) analysis of cardiovascular mortality, heart failure events and quality of life, and
•	a clinical stability analysis.

In addition, the safety profile of Barostim and the symptomatic improvement at 6 months, that were the basis for the FDA pre-market approval, were shown to be durable through 24 months (where data collection was prespecified).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of CVRx, Inc., dated February 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVRx, Inc.

Date: February 21, 2023	By:	/s/ Nadim Yared
Name: Nadim Yared
Its: President and Chief Executive Officer